                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2004
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-2394                    13-3768097
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(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

          110 East 59th Street, New York, New York                 10022
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       (Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On June 21,  2004 WHX  Corporation  ("WHX")  issued a press  release announcing  that it has  retained  Jefferies  &  Company,  Inc.  to assist it in developing recapitalization alternatives.

            For additional  information,  reference is made to the press release attached hereto as Exhibits 99.1.

Item 7.     Financial Statements and Exhibits.
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       (c)      Exhibits
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                Exhibit No.         Exhibits
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                  99.1              Press Release of WHX dated June 21, 2004.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHX CORPORATION

Dated: June 21, 2004                    By: /s/ Robert Hynes
                                            ----------------------------------
                                            Name:  Robert Hynes
                                            Title: Chief Financial Officer